UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934 (Amendment No.       )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material under to §240.14a-12
Professional Veterinary Products, Ltd.

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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10077 South 134th Street
Omaha, Nebraska 68138
YOUR IMMEDIATE ACTION IS REQUESTED
December 23, 2009
Dear Shareholder:
Professional Veterinary Products, Ltd. (“PVP”) intends to hold its Annual Meeting of Shareholders on Friday, January 8, 2010, for the purpose of electing two Class I directors, Dr. Sam Morris, District 3 and Dr. Tom Wakefield, District 7. On or about November 24, 2009, PVP mailed to you an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. This Notice described how to view PVP’s proxy statement and 2009 Annual Report and how to vote at the meeting by submitting your proxy.
You are receiving this communication because as of the date of this mailing, we have not yet received your vote. Please vote now. Prior to voting, you should review the proxy statement and the 2009 Annual Report. You may request a paper copy of these documents via the Internet, telephone or by e-mail (paper@investorelections.com). You may also view and print these documents from Internet at www.proxydocs.com/pvpl. Additional instructions are provided in the enclosed materials.
Your vote is important. To avoid delay and further expense, please take a few moments to vote now. Voting now helps limit the costs of soliciting your vote and ensures that your views are represented. We have enclosed a ballot and postage-paid envelope for your convenience. If you do not wish to vote by ballot, your vote can be immediately counted electronically by using one of the methods below:
1. By Internet. Follow the instructions on the enclosed ballot to record your vote via the Internet at www.proxypush.com/pvpl.
2. By Telephone. Follow the instructions on the enclosed ballot to record your vote via the telephone at (866) 220-2494.
3. By Facsimile. Follow the instructions on the enclosed ballot to record your vote via facsimile at (919) 469-1355.
     If you have already voted, please disregard this notice, and thank you for your participation. If you have questions or need assistance in voting your shares, please contact Kim McMillan, Professional Veterinary Products, Ltd., 10077 South 134th Street, Omaha, Nebraska 68138, telephone: (402) 827-5570.
YOUR VOTE IS IMPORTANT! PLEASE VOTE YOUR SHARE TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
 to be held on January 8, 2010, for Professional Veterinary Products, Ltd.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/pvpl. To exercise your right to vote while visiting this site, you will need the 12 digit control number in the box below. This notice is not a ballot and cannot be used to vote.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2010 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before December 30, 2009.

View Proxy Materials and Annual Report Online at www.proxydocs.com/pvpl A convenient way to view proxy materials and VOTE!

To view your proxy materials online, go to www.proxydocs.com/pvpl. Have the 12 digit control number available when you access the website and follow the instructions.

Material may be requested by one of the following methods:

INTERNET
www.investorelections.com/pvpl

TELEPHONE
(866) 648-8133

*E-MAIL
paper@investorelections.com
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 12 digit control number
located in the shaded gray box below.

ACCOUNT NO.	SHARES

Professional Veterinary Products, Ltd. Notice of Annual Meeting

Date: Friday, January 8, 2010 Time: 10:00 A.M. (Central Time) Place: 10077 S. 134th St., Omaha, Nebraska 68138
The purpose of the Annual Meeting is to take action on the following proposal:
Proposal One – Election of Class I Directors. Director nominees are Eileen Sam Holly Morris, D.V.M., District 3 and Thomas E. Wakefield, D.V.M., District 7.
The Board of Directors recommends that you vote FOR each of the Class I Directors.
Should you require directions to the annual meeting, please call (402) 331-4440.
Vote In Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. Additionally, a shareholder who has submitted a proxy before the meeting may revoke that proxy in person at the annual meeting.

ANNUAL MEETING OF PROFESSIONAL VETERINARY PRODUCTS, LTD.

Date:	January 8, 2010
Time:	10:00 A.M. (Central Time)
Place:	10077 S. 134th St., Omaha, NE 68138
See Voting Instruction on Reverse Side.
Please make your marks like this: ☒ Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR proposal 1.
1: Election of Class I Directors
01 Eileen Sam Holly Morris, D.V.M.
02 Thomas E. Wakefield, D.V.M.

Vote For	Withhold Vote	*Vote For
All Nominees	From All Nominees	All Except

☐	☐	☐

* INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exception” box and write the number(s) in the space provided to the right.

To attend the meeting and vote your shares in person, please mark this box.	☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above
Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations and other entities should provide full name of corporation/entity and title of authorized officer signing the proxy.
Annual Meeting of Professional Veterinary Products, Ltd.
to be held on Friday, January 8, 2010
for Shareholders as of November 20, 2009
This proxy is solicited on behalf of the Board of Directors
VOTED BY:

INTERNET	TELEPHONE

Go To		866-220-2494
www.proxypush.com/pvpl		• Use any touch-tone telephone.
• Cast your vote online.	OR	• Have your Proxy Card ready.
• View Meeting Documents.		• Follow the simple recorded instructions.

MAIL	FAX

OR	• Mark, sign and date your Proxy Card. • Detach your Proxy Card. • Return your Proxy Card in the postage-paid envelope provided.	OR	919-469-1355 • Mark, sign and date your Proxy Card. • Fax to the number above.
By signing the proxy, you revoke all prior proxies and appoint Stephen J. Price, President and CEO and Tara Chicatelli, CFO, and each of them acting in the absence of the other, with full power of substitution to vote your shares on matters shown on the Proxy Card and any other matters that may come before the Annual Meeting and all adjournments.
All votes must be received by 5:00 P.M., Central Time, January 7, 2010, unless you vote in person.
PROXY TABULATOR FOR
PROFESSIONAL VETERINARY
PRODUCTS, LTD.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #
CLIENT #
OFFICE #

Revocable Proxy — Professional Veterinary Products, Ltd.
Annual Meeting of Shareholders
January 8, 2010, 10:00 a.m. (Central Time)
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints Stephen J. Price and Tara Chicatelli, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Professional Veterinary Products, Ltd. that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Friday, January 8, 2010 at 10:00 a.m. at the Company’s headquarters, 10077
S. 134th Street, Omaha, Nebraska, and any and all adjournments thereof, as set forth below.
This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted:
FOR the nominees for directors specified
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)